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                         DELMARVA POWER & LIGHT COMPANY
                                 1995 FORM 10-K
                     CURRENT LISTING OF SEVERANCE AGREEMENTS
                               AS OF MARCH 1, 1996
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                                                                                                     DATE OF
         NAME                               CURRENT TITLE                                         AGREEMENT
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 1.  Arturo F. Agra                General Manager, Product Management & Development                03/01/95
 2.  Heinz J. Beck                 Manager, Transmission & Distribution                             05/07/93
 3.  W. Douglas Boyce              Vice President, Central Division                                 05/07/93
 4.  Roberta S. Brown              General Manager, Operations                                      01/23/96
 5.  Donald E. Cain                Vice President                                                   05/22/89
 6.  Raymond V. Civatte            General Manager, Information Systems                             01/23/96
 7.  Peter F. Clark                Counsel, Assistant General                                       05/11/89
 8.  Donald P. Connelly            Secretary, Corporate                                             02/11/87
 9.  Howard E. Cosgrove            Chairman, President & Chief Executive Officer                    05/07/93
10.  Moira K. Donoghue             Manager, Compensation, Benefits & Organizational Development     11/04/94
11.  David G. Dougher              Manager, Reports and Compliance                                  09/14/95
12.  Joseph W. Ford                Senior Vice President                                            09/14/95
13.  Carmine F. Gargiulo           Manager, Systems Development                                     02/11/87
14.  Charles R. Gates              Plant Manager (Indian River)                                     02/11/87
15.  Paul S. Gerritsen             Vice President                                                   05/07/93
16.  Barbara S. Graham             Sr. Vice President, Treasurer & Chief Financial Officer          03/01/95
17.  R. Erik Hansen                General Manager, Regulatory Practice                             05/07/93
18.  Michael J. Harrison           Manager, Delmarva Operating Services                             03/01/95
19.  Hudson P. Hoen, III           Vice President, Southern Division                                04/09/94
20.  Albert F. Kirby               General Manager, Mechanical Engineering & Standards              03/04/90
21.  Ralph E. Klesius              Sr. Vice President                                               05/07/93
22.  John W. Land                  General Manager, Administrative Services                         04/19/94
23.  James P. Lavin                Comptroller/Corporate Accounting                                 05/22/89
24.  Wayne A. Lyons                Vice President                                                   02/11/87
25.  D. Bruce McClenathan          Plant Manager (Delaware City)                                    02/11/87
26.  Dennis R. McDowell            Comptroller/Operating Accounting                                 05/22/89
27.  Robert F. Molzahn             General Manager, Environmental Affairs                           05/22/89
28.  James L. Parks                Manager, Fuel Supply                                             05/07/93
29.  Frank J. Perry, Jr.           Vice President                                                   03/14/90
30.  Linda D. Ratchford            Manager, Product Development                                     01/23/96
31.  Michael Ratchford             General Manager, Communication and Community Relations           09/14/95
32.  Philip S. Reese               General Manager, Marketing                                       03/01/95
33.  Richard W. Sarau              Plant Manager (Hay Road)                                         03/01/95
34.  Mark H. Schneider             Manager, Solid Waste Group                                       05/07/93
35.  Thomas S. Shaw                Sr. Vice President/President, DCI                                05/07/93
36.  James R. Silvius              Manager, Electrical Engineering                                  05/11/89
37.  William H. Spence             Manager, Gas Operations & Planning                               05/07/93
38.  Richard J. Squadron           Manager/General Manager, CFO - DCI                               04/12/94
39.  Dale G. Stoodley              Vice President & General Counsel                                 04/18/89
40.  Duane C. Taylor               Vice President, Electric System Engineering                      01/23/96
41.  Jack Urban                    Vice President, Gas Division                                     01/27/91
42.  George G. Vapaa               Manager, Corporate Planning                                      03/25/91
43.  Joseph M. Wathen              Manager, Pricing                                                 04/08/94
44.  N. Guy Winebrenner            Manager, Sales                                                   01/23/96
45.  James R. Wittine              General Manager, System Planning                                 05/07/93
46.  Jeremiah F. Wright, Jr.       General Manager, Purchasing                                      03/14/90
47.  D. Wayne Yerkes               Vice President, Northern Division                                03/14/90
48.  John T. Zimmerman             Manager, Employee Relations                                      03/25/91
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